                                    NOTICE OF
                   ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS


         An Annual and Special Meeting (the "Meeting") of the holders ("Shareholders") of ordinary shares ("Ordinary Shares") of GULF CANADA RESOURCES LIMITED (the "Company") will be held in the Auditorium, 3rd floor, Gulf Canada Square, 401 - 9th Avenue S.W., Calgary, Alberta, Canada on Wednesday, the 29th day of April, 1998, at the hour of 2:00 p.m. (Calgary time) for the purposes of:

         1. receiving the report of the directors and the Consolidated Financial Statements of the Company and its subsidiaries for the year ended December 31, 1997, and the Auditors' Report thereon;

         2.       electing directors of the Company;

         3. appointing auditors, with remuneration to be fixed by the directors;

         4. considering and, if deemed advisable, ratifying the Shareholder Rights Plan; and

         5. transacting such further and other business as may properly come before the Meeting.

         Shareholders are invited to attend the Meeting. Only Shareholders of record at the close of business on March 12, 1998 will be entitled to vote at the Meeting except to the extent that a person has transferred any Ordinary Shares of the Company after that date and the new holder of such shares establishes proper ownership and requests not later than ten days before the Meeting to be included in the list of Shareholders eligible to vote at the Meeting.

         Shareholders who are unable to attend the Meeting are requested to date, sign and return the enclosed form of proxy in the envelope provided for this purpose to the Company c/o Montreal Trust Company of Canada, 600, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8.

         DATED at Calgary, Alberta, Canada this 9th day of March, 1998.

                                            By Order of the Board,


                                            /Craig S. Glick/


                                            Craig S. Glick
                                            Secretary

                          GULF CANADA RESOURCES LIMITED
                              401 - 9TH AVENUE S.W.
                                CALGARY, ALBERTA
                                     T2P 2H7

                            MANAGEMENT PROXY CIRCULAR

SOLICITATION OF PROXIES

         THIS MANAGEMENT PROXY CIRCULAR ("PROXY CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF GULF CANADA RESOURCES LIMITED ("GULF" OR THE "COMPANY") OF PROXIES FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY (THE "MEETING") to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual and Special Meeting. The solicitation will be primarily by mail but proxies may also be solicited personally or by telephone by regular employees of the Company without special compensation. In accordance with regulatory requirements, Gulf will pay brokers or nominees holding Ordinary Shares of Gulf in their names or in the names of their principals for their proper expenses in sending solicitation material to their principals. The cost of solicitation will be borne by the Company. Information contained in this Proxy Circular is given as of March 2, 1998 unless otherwise specifically stated.

         This Proxy Circular and the accompanying notice and form of proxy are being mailed to shareholders on or about March 23, 1998. The annual report to shareholders for the Company's financial year ended December 31, 1997 is also being mailed to shareholders contemporaneously with this Proxy Circular, although the annual report does not form a part of the material for the solicitation of proxies.

APPOINTMENT OF PROXIES

         Shareholders desiring to be represented at the Meeting by a proxyholder must deposit their proxies with Montreal Trust Company of Canada, 600, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8, no later than 4:30 p.m. (Calgary time) on April 28, 1998 or with the Chairman of the Meeting prior to the commencement of the Meeting.

         A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER OF GULF), OTHER THAN PERSONS DESIGNATED IN THE FORM OF PROXY ACCOMPANYING THIS PROXY CIRCULAR, AS NOMINEE TO ATTEND AND ACT FOR AND ON BEHALF OF SUCH SHAREHOLDER AT THE MEETING AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED ON THE FORM OF PROXY. PROXIES MAY BE REVOKED ANY TIME PRIOR TO THEIR USE BY DELIVERING A DOCUMENT EXECUTED BY THE BENEFICIAL OWNER OR HIS OR HER ATTORNEY, AUTHORIZED IN WRITING, EITHER TO THE ATTENTION OF THE CORPORATE SECRETARY AT 1600, 401-9TH AVENUE S.W., CALGARY, ALBERTA PRIOR TO 4:30 P.M. (CALGARY TIME) ON APRIL 28, 1998 OR TO THE CHAIRMAN OF THE MEETING PRIOR TO THE COMMENCEMENT OF THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME PRIOR TO THEIR USE.

VOTING RIGHTS

         As at March 2, 1998, there were outstanding 348,795,944 Ordinary Shares, each of which carries the right to one vote. The presence in person or by proxy of shareholders holding at least 5 per cent of the Ordinary Shares will constitute a quorum for the transaction of business at the Meeting. The Ordinary Shares represented by proxy will be voted or withheld from voting in accordance with the instructions of the beneficial shareholder on any ballot that may be called for and, where the person whose proxy is solicited specifies a choice with respect to any matter to be voted upon, the Ordinary Shares shall be voted in accordance with the specification so made. IF NO CHOICE IS SPECIFIED, THE ORDINARY SHARES REPRESENTED BY SUCH A PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS ,"FOR" THE APPOINTMENT OF ERNST & YOUNG AS AUDITORS, WITH REMUNERATION TO BE FIXED BY THE DIRECTORS AND "FOR" THE RATIFICATION OF THE SHAREHOLDER RIGHTS PLAN.

         The form of proxy confers discretionary authority with respect to amendments to matters identified in the Notice of Annual and Special Meeting of Shareholders or other matters which may properly come before the Meeting or any adjournment thereof, including the replacement of any nominee identified for election to the Board of Directors if such nominee is unable to serve or will not serve.

         Under corporate law applicable to the Company, shares that are registered in the name of a nominee, including brokers, and not beneficially owned by the nominee may not be voted on any matter in the absence of instructions from the beneficial owner of the shares.

         Every question submitted to the Meeting shall be decided in the first instance on a show of hands. A shareholder or proxyholder entitled to vote at the Meeting may demand a ballot either before or after any vote by show of hands. In case of an equality of votes, the chairman of the meeting shall both on a show of hands and at a poll have a second or casting vote in addition to the vote or votes to which he may be entitled as a shareholder or proxy nominee. Directors will be elected by a plurality of votes cast by shareholders. The twelve nominees receiving the highest vote totals will be elected as directors of the Company. The auditors of the Company will also be appointed by a plurality of the votes cast. Therefore, abstentions will have no effect on such matters. A simple majority of the votes cast at the Meeting is required to ratify the Shareholder Rights Plan or to approve any other matter which may be voted on at the Meeting.

         The Board of Directors has fixed the close of business on March 12, 1998 as the record date (the "Record Date"). All of the holders of record of Ordinary Shares of the Company at the close of business on March 12, 1998 will be entitled to vote at the Meeting except that if a shareholder transfers Ordinary Shares after such date, the person who acquires the Ordinary Shares may vote those Ordinary Shares at the Meeting if, not later than 10 days before the Meeting, that person requests the Company to add his or her name to the list of shareholders entitled to vote at the Meeting and establishes that the person owns such Ordinary Shares.


                       BENEFICIAL OWNERSHIP OF SECURITIES

MANAGEMENT AND PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of February 17, 1998, certain information with respect to the ownership of Ordinary Shares as to all persons or groups known by the Company to be the beneficial owners of 5% or more of the outstanding Ordinary Shares, the Cumulative Redeemable Auction Perpetual Senior Preference Shares, Series 1 ("Series 1 Preferred Stock") and Cumulative Redeemable Auction Perpetual Senior Preference Shares, Series 2 ("Series 2 Preferred Stock") and of: (i) each director, (ii) each nominee for director,
(iii) each of the executive officers named in the Summary Compensation Table ("Named Executive Officers") who are currently employed by Gulf and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the following persons may be deemed to have sole voting and dispositive power with respect to such shares. Information set forth in the table with respect to beneficial ownership of Ordinary Shares has been obtained from filings made by the named beneficial owners with the Canadian securities regulators or the U.S. Securities and Exchange Commission ("Commission") or, in the case of executive officers and certain directors of the Company, has been provided to the Company by such individuals. The address of the Company's directors is care of Gulf Canada Resources Limited, One Norwest Center, Suite 5000, 1700 Lincoln Street, Denver, Colorado, 80203-4525.

                                                                                      NUMBER
                                                                                        OF              PERCENT
   NAME AND ADDRESS                                                CLASS              SHARES            OF CLASS
   ----------------                                                -----              ------            --------
A&G Resources Limited                                            Ordinary             52,205,476(1)       14.96
C/o 141 Adelaide Street West
Suite 310
Toronto, Ontario  M3H 3L9

Participants Group                                               Ordinary             42,830,772(2)       12.28
Torch Energy Advisors Incorporated
C/o 1221 Lamar, Suite 6000
Houston, Texas 77010

                                                                                      NUMBER
                                                                                        OF              PERCENT
   NAME AND ADDRESS                                                CLASS              SHARES            OF CLASS
   ----------------                                                -----              ------            --------
Neuberger & Berman LLC                                           Ordinary             31,255,324           8.96
605 Third Avenue
New York, New York 10158-3698

Alliance Capital Management L.P.(3)                              Ordinary             33,880,528           9.71
787 Seventh Avenue
New York, New York 10019

Robert H. Allen                                                  Ordinary                 37,001(4)           *

Richard H. Auchinleck                                            Ordinary                388,642(5)           *

Stanley H. Hartt                                                 Ordinary                 12,001(5)           *

Raymond H. Hefner, Jr.                                           Ordinary                202,136(6)           *

H. Earl Joudrie                                                  Ordinary                 15,201(5)           *

T. Michael Long                                                  Ordinary             14,269,366(7)        4.09

The Right Honourable Donald F. Mazankowski                       Ordinary                 13,425(5)           *

Alan H. Michell                                                  Ordinary                 14,501(5)           *

Helmut M. Neldner                                                Ordinary                 38,311(5)           *
                                                                 Preferred                10,000              *
                                                                 (Series 1)

Walter B. O'Donoghue, Q.C.                                       Ordinary                 21,656(5)           *

Ronald N. Robertson, Q.C.                                        Ordinary                 14,248(5)           *

Craig S. Glick                                                   Ordinary                      0              *

Dennis G. Feuchuk                                                Ordinary                  1,438              *

Harold R. Herbst                                                 Ordinary                  2,378              *

All directors and executive officers as a group                  Ordinary             16,181,753(8)        4.64

(18 persons)
                                                                 Preferred                10,300              *
                                                                 (Series 1)

*        Means less than 1 per cent.

Notes:   1.       Shares owned by A&G Resources Corporation ("AGRC") are
                  pledged to (and under U.S. securities law may be deemed to be indirectly beneficially owned by) four former lenders to Olympia & York Resources Credit Corp., which filed for protection under the Companies' Creditors Arrangements Act
                  (Canada) ("CCAA"). Due to this pledge arrangement, one of these lenders, The Hongkong and Shanghai Banking Corporation
                  Limited, may be deemed to have indirect beneficial ownership of 34,153,658 (9.79%) Ordinary Shares. The other lenders may be deemed to have indirect beneficial ownership of less than 5% of the Ordinary Shares. See "Shareholders Agreement" for additional information on the lenders.

         2. The Participants Group is composed of ten entities which entered into a shareholders agreement ("Shareholders Agreement") and certain other agreements with Gulf and AGRC in connection with the acquisition of Ordinary Shares in 1995. The Participants are Torchmark Corporation, Torch Energy Advisors Incorporated, The 1818 Fund, L.P., Ontario Teachers' Pension Plan Board, Wand/Gulf Investments, L.P., Medard Trust, University of Chicago, Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company and Bonray, Inc. None of the participants individually owns 5% or more of the outstanding Ordinary Shares. See "Shareholders Agreement" for additional information on the Participants.

         3. The Alliance Capital Management L.P. Group includes Alpha Assurances Vie Mutuelle, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, AXA-UAP, Donaldson, Lufkin & Jenrette Securities Corporation, Equitable Companies Inc. and the Equitable Life Assurance Society of the United States.

         4. Includes 10,000 Ordinary Shares owned by Mr. Allen's wife and 12,000 shares subject to stock options which may be exercised within the next 60 days.

         5. For each director other than Mr. Auchinleck, this number includes 12,000 shares subject to stock options which may be exercised within the next 60 days. The number of shares held by Mr. Auchinleck includes 388,642 shares subject to stock options which may be exercised within the next 60 days.

         6. These Ordinary Shares are owned by Bonray, Inc, which is a member of the Shareholder Agreement Group. Mr. Hefner is the President of Bonray, Inc. and owns, together with his wife and adult children, all of the capital stock of Bonray. Mr. Hefner may be deemed to be the beneficial owner of the Ordinary Shares owned by Bonray. Also includes 12,000 shares subject to options owned by Mr. Hefner which may be exercised within the next 60 days.

         7. Represents 14,257,366 Ordinary Shares owned by the 1818 Fund II, L.P. Brown Brothers Harriman & Co. ("BBH&Co.") is the general partner of the 1818 Fund. By virtue of a resolution adopted by BBH&Co. designating Mr. Long and Mr. Lawrence Tucker (also a general partner of BBH&Co.) or either of them, as the sole and exclusive partners of BBH&Co. having voting power (including the power to vote or direct the vote) and investment power (including the power to dispose or direct the disposition) with respect to the Ordinary Shares owned by the 1818 Fund, Mr. Long may be deemed to beneficially own the shares owned by the 1818 Fund. Also includes 12,000 options owned by Mr. Long which may be exercised within the next 60 days.

         8. The directors and officers as a group hold 15,470 shares and 342,500 options which may be exercised within the next 60 days of Gulf Indonesia Resources Limited. (cumulatively less than one percent). Gulf owns approximately 72% of this subsidiary.

                              ELECTION OF DIRECTORS

         The following persons are nominees proposed by management for election as directors of the Company to serve until the next annual meeting of the shareholders of the Company or until their successors are duly elected or appointed. If any vacancies occur in the slate of such nominees because any nominee is unable to serve or will not serve, the discretionary authority conferred by the proxies appointing management nominees will be exercised to vote such proxies for the election of any other person or persons nominated by management. The Company, however, does not anticipate any such occurrence. The nominees for election as directors, their ages, cities of residence, principal occupations for the past 5 years and the year in which each became a director of the Company are set forth below.

Robert H. Allen (Age: 70)
Director since 1995
Houston, Texas
      Managing Partner, Challenge Investment Partners (mining related investments) since 1992; Chairman of the Board of Gulf Indonesia Resources Limited (oil and gas exploration and production) Director of Federal Express Corporation (delivery services), University of Texas Investment Management Company (money management), GeoQuest International Holdings, Inc. (oil and gas information) and Nuevo Energy Company (oil and gas exploration and production).

Richard H. Auchinleck (Age: 46)
Director since 1998
Denver, Colorado
      President and Chief Executive Officer of Gulf; President since 1998, Senior Vice President of Gulf since 1995 and Vice President of Gulf since 1993; CEO and Director of Gulf Indonesia Resources Limited (oil and gas exploration and production)

Stanley H. Hartt (Age: 60)
Director since 1993
Toronto, Ontario
      Chairman, Salomon Smith Barney Canada Inc. (investment bankers) since 1996, Chairman and Chief Executive Officer of Camdev Corporation (real estate) since 1993; Director of O&Y Properties Corporation (real estate developer), Sun Life Assurance Co. of Canada (insurance), The Oshawa Group Limited (foods).

Raymond H. Hefner, Jr. (Age: 70)
Director since 1995
Oklahoma City, Oklahoma
      President of Bonray, Inc. (oil and gas investments) since 1992, President of HBH Holding Corporation, the general partner of HBH Enterprises A Limited Partnership (investment company); director of Liberty Mutual Insurance Company (insurance company) and Liberty Financial Companies, Inc. (investment company).

H. Earl Joudrie (Age: 63)
Director since 1993
Toronto, Ontario
      Chairman of the Board of Gulf, director of Abitibi Consolidated (ground wood paper producer), Algoma Steel Inc (steel manufacturer), Canadian General Insurance Group Limited (insurance), Consolidated Carma Corporation (real estate development), Canadian Tire Corporation Limited (retail), Canadian Utilities Limited (utilities), Rayrock Yellowknife Resources Inc. (minerals exploration), Trenton Works Ltd. (steel car maker) and Zargon Oil & Gas Ltd. (oil and gas exploration).

T. Michael Long (Age: 54)
Director since 1995
Greenwich, Connecticut
      General Partner of Brown Brothers Harriman & Co. (private bankers) since 1983; Co-Manager of the 1818 Fund L.P. and the 1818 Fund II L.P. (private equity investments); director of Gulf Indonesia Resources Limited (oil and gas exploration and production) Columbia/HCA Health Care, Inc. (health care) and Vaalco Energy Company (oil and gas exploration and production).

The Right Honourable Donald F. Mazankowski (Age: 62)
Director since 1993
Vegreville, Alberta

      Corporation Director and Business Consultant since 1993 when he retired from political office where he had held various Cabinet positions with the federal government of Canada; Director of Gulf Indonesia Resources Limited (oil and gas exploration and production), Power Group of Companies (diversified holding companies), Canadian Utilities Limited (utilities), Shaw Communications Incorporated (communications), Weyerhauser Company (forestry products), IMC Global Inc (fertilizers)., Great West Life Assurance Investors Group (insurance) and Golden Star Resources (mining)

Alan H. Michell (Age: 67)
Director since 1993
Montreal, Quebec
      President of A. H. Michell Consultants Inc. (management consulting) since 1990; director of Royal Trust Corporation of Canada and of The Royal Trust Company (trust companies), Abitibi Consolidated Inc. (forestry company), Unitel Communications Inc. (communications) and AT&T Canada, Long Distance Services (communications).

Helmut M. Neldner (Age: 59)
Director since 1995
Edmonton, Alberta
      Corporate Director since 1994, prior to which he was President and Chief Executive Officer of TELUS Corporation since 1990 (telecommunications); Director of ATCO Ltd. (utilities) Canadian Utilities Limited (utilities), Alberta Power Limited (utilities), CU Power International Limited (utilities) and ATCO Structures Inc. (manufacturing company).

Walter B. O'Donoghue, Q.C. (Age: 65)
Director since 1995
Calgary, Alberta
      Partner, Bennett Jones Verchere (law firm) since 1980; Commissioner of the Alberta Securities Commission; Chairman of the Board of Athabasca Oil Sands Investments Inc. (oil sands trust); Director of Rayrock Yellowknife Resources Ltd. (minerals exploration), TELUS Corporation (communications), Wolcott Gas Processing Ltd. (gas processing) and Gibson Petroleum Company Ltd. (oil and gas exploration and production).

Ronald N. Robertson, Q.C. (Age: 67)
Director since 1995
Toronto, Ontario
      Partner, Fasken Campbell Godfrey (law firm) since 1964.


         Mr. Hartt is chairman of Salomon Smith Barney Canada Inc. Salomon Smith Barney Canada Inc. and its predecessors have acted as underwriter on a number of securities transactions undertaken by the Company for which it received customary fees. Mr. O'Donoghue is a partner with Bennett Jones Verchere, a law firm which acts for the Company on a variety of matters. Messrs. Hartt, Joudrie, Michell and Robertson also serve as directors of A&G Resources Corporation, a privately held company which is part of the Shareholder Agreement Group.

         In 1997, the Board of Directors held 14 meetings. Each director of the Company attended at least 75% of the meetings of directors.

         The Board of Directors has established three Committees, an Audit Committee, an Executive Committee and a Compensation and Pension Committee. The Audit Committee reviews and evaluates the scope of the audit, the accounting policies and reporting practices, internal auditing, internal controls, certain security procedures and other matters deemed appropriate and in so doing confers with Gulf's auditors and Controller. This Committee held 4 meetings in 1997 and is presently composed of R.H. Allen, A.H. Michell and W.B. O'Donoghue. Each member of the Audit Committee attended each meeting of the Committee. An Executive Committee was formed at a meeting of the Board held on February 19, 1998. Its members are Messrs. Joudrie, Allen, Long and Hartt. It remains subject to approval by AGRC and the Participants. The Executive Committee has not yet met. The Compensation and Pension Committee is further described in the Executive Compensation section.

                         EMPLOYMENT HISTORY OF OFFICERS

The following provides certain information about executive officers of the Company who are not directors of the Company:

Craig S. Glick
1996 - present    Chief Financial Officer, Senior Vice President, Corporate and
                  Corporate Secretary of Gulf
1995 - 1996       Senior Vice President, Law and Corporate Services and
                  Corporate Secretary of Gulf

1994 - 1995       Senior Vice President, Acquisitions of Torch Energy Advisors
                  Incorporated, an oil and gas advisory company ("Torch
                  Energy")
1993 - 1994       Partner with Vinson & Elkins L.L.P. (law firm)

Donald Hrap
1997 - present    Vice President, North America of Gulf
1993 - 1997       Employee of Gulf

Douglas Manner
1997 - present    Vice President, International of Gulf
1993-1997         Senior Vice President of Ryder Scott Company, petroleum
                  engineering company

Dennis G. Feuchuk
1995 - present    Vice President and Controller of Gulf
1974 - 1998       Employee of Gulf

Harry R. Herbst
1995 - present    Vice President, Strategic Planning and Treasurer of Gulf
1993 - 1995       Vice President, Taxation of Torch Energy

Lynne Walker
1997 - present    Vice President, Human Resources and Corporate Services of Gulf
1986 - 1997       Employee of Gulf

J. V. (Jim) Bertram
1996 - present    Vice President, Marketing of Gulf
1990 - 1996       Vice President , Marketing of Amerada Hess Canada Ltd.

                             EXECUTIVE COMPENSATION

COMPENSATION OF NAMED EXECUTIVE OFFICERS

         The following tables set forth all annual and long term compensation for services in all capacities to the Company and its subsidiaries for the three financial years ended December 31, 1997 (to the extent required by the applicable securities legislation) in respect of J. P. Bryan, Gulf's former Chief Executive Officer who held office in 1997 and each of the four most highly compensated executive officers measured by salary and bonus at the end of the financial year ended December 31, 1997.

         Since a portion of the compensation described below was paid in U.S. dollars, all U.S. denominated payments have been converted to Canadian currency at the 1997 average exchange rate of US$1 = CDN$1.4267.

                           SUMMARY COMPENSATION TABLE

============================================================================================================================
                                          ANNUAL COMPENSATION                   LONG TERM COMPENSATION
                                                                            ---------------------------------
                                                                                    AWARDS            PAYOUT
----------------------------------------------------------------------------------------------------------------------------
                                                                   OTHER    SECURITIES   RESTRICTED
                                                                   ANNUAL     UNDER       SHARES OR           ALL OTHER
                                                                  COMPEN-    OPTIONS/    RESTRICTED    LTIP    COMPEN-
         NAME AND                          SALARY      BONUS       SATION      SARS      SHARE UNITS PAYOUTS   SATION
    PRINCIPAL POSITION          YEAR         ($)        ($)        ($)      GRANTED (#)      ($)       ($)       ($)
----------------------------------------------------------------------------------------------------------------------------
J.P. BRYAN                      1997      1,056,021  1,426,700    505,875 (1)   214,000                          42,129
PRESIDENT AND CHIEF
EXECUTIVE OFFICER               1996        800,004    800,000    136,849 (1)   964,000                          32,000

                                1995        738,893    300,000                2,642,000                          30,000
----------------------------------------------------------------------------------------------------------------------------
R.H. AUCHINLECK                 1997        404,501    499,345    181,053 (2)   253,495                          42,129
SENIOR VICE PRESIDENT,
INTERNATIONAL AND               1996        275,004    275,000                   42,830                          29,183
MARKETING
                                1995        266,254    128,802                  378,500                          11,779

----------------------------------------------------------------------------------------------------------------------------
C.S. GLICK                      1997        416,509    499,345    181,213 (2)   253,495                          17,571
CHIEF FINANCIAL OFFICER,
SENIOR VICE PRESIDENT,          1996        275,004    275,000                   42,830                          11,911
CORPORATE AND CORPORATE
SECRETARY                       1995        253,997    128,802                  378,500                          10,313

----------------------------------------------------------------------------------------------------------------------------
D.G. FEUCHUK                    1997        297,006    240,399    172,040 (2)   165,000                          30,856
VICE PRESIDENT AND
CONTROLLER                      1996        195,000    129,675                   21,435                           8,963

                                1995        167,003     70,003                  210,000                          15,500
----------------------------------------------------------------------------------------------------------------------------
H.R. HERBST                     1997        309,507    160,504    172,603 (2)   165,000                          14,987
VICE PRESIDENT, FINANCE
AND STRATEGIC PLANNING          1996        275,004    153,248                   30,000                          12,688

                                1995        253,997    110,002                  240,000                          10,721
----------------------------------------------------------------------------------------------------------------------------

1.    Expenses incurred by the Company for personal travel.
2.    Includes moving allowance of US$142,670.

STOCK OPTIONS GRANTED AND EXERCISED

         The following table sets forth certain information with respect to stock options granted under the Incentive Stock Option Plan 1994 (the "1994 Plan") during the financial year ended December 31, 1997 to each of the Named Executive Officers. The exercise price of the options granted to the Named Executive Officers was the market price of the Ordinary Shares on the date of the grant.

                       OPTIONS/SAR GRANTS DURING THE MOST
                        RECENTLY COMPLETED FINANCIAL YEAR

--------------------------------------------------------------------------------------------------------------------------
                                                                                      MARKET VALUE OF
                                              % OF TOTAL                                SECURITIES
                      SECURITIES, UNDER      OPTIONS/SARS                               UNDERLYING
  OPTIONS IN GULF        OPTIONS/SARS         GRANTED TO        EXERCISE OR BASE      OPTIONS/SARS ON
  CANADA RESOURCES         GRANTED           EMPLOYEES IN             PRICE          THE DATE OF GRANT     EXPIRATION
      LIMITED                (#)            FINANCIAL YEAR        ($/SECURITY)         ($/SECURITY)           DATE
--------------------------------------------------------------------------------------------------------------------------
J.P. Bryan                 214,000              3.06%                  10.50               10.50         April 29, 2007
--------------------------------------------------------------------------------------------------------------------------
R.H. Auchinleck             42,830              0.61%                  10.50               10.50         April 29, 2007
--------------------------------------------------------------------------------------------------------------------------
                           210,665              3.01%                  11.30               11.30         June 30, 2007
--------------------------------------------------------------------------------------------------------------------------
C.S. Glick                  42,830              0.61%                  10.50               10.50         April 29, 2007
--------------------------------------------------------------------------------------------------------------------------
                           210,665              3.01%                  11.30               11.30         June 30, 2007
--------------------------------------------------------------------------------------------------------------------------
D. G. Feuchuk               30,000              0.43%                  10.50               10.50         April 29, 2007
--------------------------------------------------------------------------------------------------------------------------
                           135,000              1.93%                  11.30               11.30         June 30, 2007
--------------------------------------------------------------------------------------------------------------------------
H.R. Herbst                 30,000              0.43%                  10.50               10.50         April 29, 2007
--------------------------------------------------------------------------------------------------------------------------
                           135,000              1.93%                  11.30               11.30         June 30, 2007
--------------------------------------------------------------------------------------------------------------------------
  OPTIONS IN GULF
INDONESIA RESOURCES
      LIMITED
--------------------------------------------------------------------------------------------------------------------------
J.P. Bryan                 500,000             10.12%                  27.82               27.82         Oct. 2, 2007
--------------------------------------------------------------------------------------------------------------------------
R.H.Auchinleck             250,000              5.06%                  27.82               27.82         Oct. 2, 2007
--------------------------------------------------------------------------------------------------------------------------
C.S.Glick                  250,000              5.06%                  27.82               27.82         Oct. 2, 2007
--------------------------------------------------------------------------------------------------------------------------
D.G. Feuchuk                50,000              1.01%                  27.82               27.82         Oct. 2, 2007
--------------------------------------------------------------------------------------------------------------------------
H.R. Herbst                 50,000              1.01%                  27.82               27.82         Oct. 2, 2007
--------------------------------------------------------------------------------------------------------------------------

Note: Gulf Indonesia Resources Limited ("GIRL")was a wholly owned subsidiary of the Company. Gulf sold a portion of its interest in GIRL in an initial public offering in 1997 and currently owned approximately 72% of GIRL.


                AGGREGATED OPTIONS/SAR EXERCISES DURING THE MOST
                      RECENTLY COMPLETED FINANCIAL YEAR AND
                    THE FINANCIAL YEAR END OPTIONS/SAR VALUES

         The following table sets forth certain information with respect to stock options held by the Named Executive Officers during the financial year ended December 31, 1997 and based upon a closing Ordinary Share price on December 31, 1997 of $10.00, the value of unexercised options at such year end.

-----------------------------------------------------------------------------------------------------------------------
                                                                                               VALUE OF UNEXERCISED
                                                                UNEXERCISED OPTIONS/SAR      IN-THE-MONEY OPTIONS/SARS
                              SECURITIES,     AGGREGATE          AT FINANCIAL YEAR END        AT FINANCIAL YEAR END
                               ACQUIRED        VALUE                      (#)                         ($)
                              ON EXERCISE     REALIZED    -------------------------------------------------------------
            NAME                  (#)           ($)       Exercisable     Unexercisable   Exercisable    Unexercisable
-----------------------------------------------------------------------------------------------------------------------
J.P. Bryan                     1,300,000                     1,128,000      1,392,000       5,984,000      2,130,100
-----------------------------------------------------------------------------------------------------------------------
R.H. Auchinleck                                173,482         388,642        368,508       2,153,098        473,544
-----------------------------------------------------------------------------------------------------------------------
C.S. Glick                                   1,731,960         135,667        339,158         661,583        306,249
-----------------------------------------------------------------------------------------------------------------------
D.G. Feuchuk                                   550,150         145,625        235,375         711,163        273,638
-----------------------------------------------------------------------------------------------------------------------
H.R. Herbst                                                    210,000        225,000       1,147,500        214,500
-----------------------------------------------------------------------------------------------------------------------

BLACK SCHOLES VALUATION OF OPTIONS

         The fair value of each Gulf option granted to the Named Executive Officers is estimated at the financial year end using the Black Scholes option-pricing model with the following assumptions: expected volatility of 30%, risk-free interest rate of 5.4 per cent, no payment of common share dividend and actual life.

----------------------------------------------------------------------------------------------
                                      EXERCISABLE VALUE              UNEXERCISABLE VALUE
             NAME                    AT FINANCIAL YEAR END          AT FINANCIAL YEAR END
                                             ($)                              ($)
----------------------------------------------------------------------------------------------
          J.P. Bryan                       7,272,056                      6,797,158
----------------------------------------------------------------------------------------------
        R.H. Auchinleck                    2,630,499                      1,723,600
----------------------------------------------------------------------------------------------
          C.S. Glick                         796,398                      1,529,412
----------------------------------------------------------------------------------------------
         D.G. Feuchuk                        899,385                      1,086,889
----------------------------------------------------------------------------------------------
         H. R. Herbst                      1,398,870                      1,018,245
----------------------------------------------------------------------------------------------

         The fair value of each Gulf Indonesia option granted to the Named Executive Officers is estimated at the financial year end using the Black Scholes option-pricing model with the following assumptions: expected volatility of 32%, risk-free interest rate of 5.0 per cent, no payment of common share dividend and actual life.

----------------------------------------------------------------------------------------------
                                      EXERCISABLE VALUE              UNEXERCISABLE VALUE
             NAME                    AT FINANCIAL YEAR END          AT FINANCIAL YEAR END
                                             ($)                              ($)
----------------------------------------------------------------------------------------------
          J.P. Bryan                       2,127,720                      4,448,070
----------------------------------------------------------------------------------------------
        R.H. Auchinleck                    1,063,860                      2,224,035
----------------------------------------------------------------------------------------------
          C.S. Glick                       1,063,860                      2,224,035
----------------------------------------------------------------------------------------------
         D.G. Feuchuk                        212,772                        444,807
----------------------------------------------------------------------------------------------
         H. R. Herbst                        212,772                        444,807
----------------------------------------------------------------------------------------------

COMPANY PENSION PLANS

         The Company had a defined benefit and other pension plans for its executive officers, all of which were either terminated or frozen in 1995. Of the Named Executive Officers, only Messrs. Auchinleck and Feuchuk will receive benefits from these plans. Payments to Mr. Auchinleck or Mr. Feuchuk from these plans will commence upon their respective retirement and will be determined by a formula based on their highest annual salary in the three years prior to retirement.

         All Named Executive Officers participate in the Money Purchase Pension Plan ("MPP"), a defined contribution plan. For each Named Executive Officer, the Company contributes to the MPP a percentage of salary based on years of pension service. The years of pension service and corresponding percentages are outlined in the following table:


           ---------------------------------------------------------------------
                  Number of Years of                  Percentage of Salary
                  Pension Service                  Contributed to the Money
                                                      Purchase Pension Plan
           ---------------------------------------------------------------------
                    0 to 5 years                               4%
           ---------------------------------------------------------------------
                6 years to 10 years                            6%
           ---------------------------------------------------------------------
                11 years to 15 years                           8%
           ---------------------------------------------------------------------
                 15 years or more                             10%
           ---------------------------------------------------------------------

         The maximum amount of contribution allowable by Revenue Canada for the 1997 calendar year is $13,500. If the Company's contribution exceeds the Revenue Canada maximum, the excess is taxable income to the individual.

         An individual must be registered in the MPP for a minimum of two years in order for the contributions to vest. If an individual leaves Gulf's employment within two years of plan membership, any funds contributed up to the date of termination are forfeited. Officers that were relocated to the Denver office continue to have pension assets in Canada.

         A U.S. plan has been established with the same terms and conditions as the MPP, although subject to different contribution limits. The contribution schedule and vesting conditions are the same as those in Canada.

EMPLOYMENT AGREEMENTS

         In January, 1995, Gulf entered into employment agreements with J.P. Bryan, C.S. Glick and H.R. Herbst. Mr. Auchinleck and Mr. Feuchuk, entered into new employment agreements with the Company in February, 1996. The term of each such employment agreement shall continue at the discretion of the Board unless voluntarily terminated by the employee. All of the aforementioned employment agreements provide that the officer is entitled to severance upon being terminated without cause or upon certain other specified events of constructive dismissal and upon certain stated events, including without limitation, a change of control in the ownership of Gulf.

         If a Named Executive Officer is entitled to receive severance under his employment agreement, then he is entitled to receive and Gulf is obligated to pay or provide the following:

1. an undiscounted cash amount equal to one month's base salary multiplied by the number of years of service of the Named Executive Officer with the Company subject to a minimum entitlement and payment equal to 24 months base salary and a maximum entitlement and payment equal to thirty months base salary;

2. an undiscounted cash amount equal to the value of all those benefits plans and programmes provided by the Company and equal to one month for every year of service with the Company and a minimum entitlement and payment equal to 24 months of benefits value and a maximum entitlement and payment equal to thirty months of benefits value;

3. an undiscounted amount equal to the product obtained by multiplying the target bonus under the Company's compensation plan by two;

4. all options for the purchase of shares of the Company which have been granted by the Company to the Named Executive Officer prior to January 31, 1995 under the Executive Stock Option Plan (1990) or (1994) but which have not yet vested shall immediately vest on the date of termination of the Named Executive Officer and the Named Executive Officer shall be entitled to exercise all such options for the purchase of shares of the Company for a period of five (5) years from the date of termination;

5. all options for the purchase of shares of the Company granted by the Company to the Named Executive Officer since January 1, 1995 under the 1994 Plan or otherwise to the date of termination but which have not yet vested shall immediately vest on the date of termination and the Named Executive Officer shall be entitled to exercise any or all such options for the purchase of shares of the Company for a period of two
         (2) years from the date of termination; and

6. normal and any supplementary pension benefits in effect on the date of termination, determined on the basis of an additional two years of credited service and age as of that date.

         On February 6, 1998, the Board of Gulf accepted the resignation of Mr. Bryan and appointed Mr. R.H. Auchinleck as President and Chief Executive Officer of the Company, effective on that date.

DIRECTORS' FEES

         The annual fee paid to each director, other than Mr. Joudrie, is $15,000 for his services as director. Mr. Joudrie receives $24,000 for services as the non-executive Chairman of the Board. Directors, including Mr. Joudrie, are entitled to an annual fee of $3,000 for their services as a member of any committee of the board and $1,500 for acting as the Chairman of any committee of the board provided such committee has met at least once during the calendar year. Directors also receive $900 for each board and committee meeting attended in person and $600 for each board and committee meeting attended by conference call. Directors are paid quarterly. Directors have the option of receiving all or a portion of their fees in Gulf Ordinary Shares instead of cash. The purchase price is equal to the closing price for Gulf Ordinary Shares on The Toronto Stock Exchange (the "TSE") at the end of the quarter when payment is made. Notwithstanding the above, directors who are employees of Gulf do not receive compensation for service on the board or board committees. Each director is reimbursed for all reasonable out-of-pocket expenses incurred incidental to attending a board or committee meeting.

         The Company's Directors have been granted options in the Company and in its subsidiary, Gulf Indonesia Resources Limited.

            SECURITIES AND OPTIONS GRANTED TO THE BOARD OF DIRECTORS (1)

------------------------------------------------------------------------------------------------------------------------------
                                  SECURITIES, OPTIONS GRANTED      EXERCISE OR BASE PRICE             EXPIRATION DATE
         DATE OF GRANT                        (#)                       ($/SECURITY)
------------------------------------------------------------------------------------------------------------------------------
        April 30, 1997                       6,000                          10.50                      April 29, 2007
------------------------------------------------------------------------------------------------------------------------------
       October 29, 1997                      6,000                          11.45                     October 28, 2007
------------------------------------------------------------------------------------------------------------------------------
        October 3, 1997              GIRL - 20,000/10,000 (2)            US$19.50                     October 2, 2007
------------------------------------------------------------------------------------------------------------------------------

NOTES:   1. These grants were made to all directors except Mr. Bryan.
         2. Messrs. Allen, DeGroote, Long and Mazankowski, who also served on the Board of Gulf Indonesia in 1997, each received 20,000 options in Gulf Indonesia Resources Limited and Messrs Hartt, Hefner, Joudrie, Michell, Nelder, O'Donoghue and Robertson were each awarded 10,000 options in Gulf Indonesia.

COMPOSITION OF THE COMPENSATION AND PENSION COMMITTEE

         The members of the Compensation and Pension Committee (the "Compensation Committee") at December 31, 1997 were Mr. Long (Chairman) and Messrs. Hartt and Mazankowski. The Compensation Committee met 4 times in 1997. No current member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during 1997, or formerly an officer of the Company or any of its subsidiaries.

REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT

         The Compensation Committee is responsible for administering the Company's executive compensation program and stock incentive plans and oversees the retirement plans. The Committee seeks to attract, retain and motivate a qualified management team, which the Committee believes is essential to the enhancement of shareholder value. The Compensation Committee believes that a substantial portion of annual compensation should be "at risk" and received only when the Company meets targeted goals approved by the Committee or when the executive is a substantial factor in the success of major projects which benefit the Company. The Compensation Committee also seeks over the long term to provide significant equity based compensation in the form of share options to align the interests of management with the interests of stockholders.

         In 1995, the Compensation Committee approved a compensation plan, consisting of three components:

1. Base Salary: The Compensation Committee reviewed and analyzed salaries and compensation paid by its competitors and others in its business provided by management of the Company to determine an industry average for the various executive offices of the Company. Under the compensation plan during 1997, the Compensation Committee targeted base salaries at market or above for each executive position, depending on the Committee's subjective judgment as to the executive's ability to influence the Company's results.

2. Cash Bonus Program: The Compensation Committee expects that "at risk" compensation in the form of annual bonuses will generally constitute between one-half and one-quarter of an executive officer's total annual compensation. At the beginning of each year, the Compensation Committee approves corporate targets and weightings for production levels, reserve additions, cash generation, costs and earnings. The Compensation Committee approves bonuses to be allocated among officers and employees in the event the targets for the year are met or exceeded. In 1997, the Company did not achieve the corporate targets set by the Committee for bonus purposes.

         The Compensation Committee however approved the payout of bonuses for successful completion of corporate projects during the year, which were not contemplated when establishing corporate targets at the beginning of the year. The Compensation Committee authorized bonuses to certain executive officers and employees of the Company for their role in certain major corporate projects completed in 1997, including the highly successful completion of the initial public offering of Gulf Indonesia Resources Limited, the acquisition of Stampeder Exploration Ltd. and the completion of the acquisition of Clyde Petroleum Plc and the integration of Clyde's operations into the Company.

3. Share Option Program: Share options are a key element of the Company's long-term executive compensation program. The Committee believes that share options serve to align the interests of executive officers with those of the shareholders over the long term. The number of options granted to a particular executive officer is based on the Compensation Committee's subjective determination as to each officer's ability to impact corporate results. The number of options held by an executive is not a factor in considering the grant of additional options. Options are generally granted once a year and have an exercise price equal to the market price on the date of grant. Options granted generally vest proportionately over a three year period. During 1997, 6,989,698 options were granted to Gulf employees of which 1,050,990 were granted to the Named Executive Officers.

         The Company's executive officers who are resident in the United States are employed by a wholly owned U.S. domiciled subsidiary of the Company. The U.S. Omnibus Budget Reconciliation Act of 1993 places a limit on the amount of certain types of compensation for executive officers which may be tax deductible for U.S federal income tax purposes by the Company's subsidiary which employs the officers. The Company's policy is to design and administer compensation plans which meet the goals and legal requirements described above. Where it is consistent with this compensation policy, the Committee will also attempt to structure compensation programs that are tax-deductible by the Company's subsidiary.

Chief Executive Officer

         The compensation of the Chief Executive Officer is determined by the Compensation Committee under the Total Compensation Plan in the same manner as the compensation of other executive officers. The Committee targeted the base salary of Mr. Bryan during 1997 to place him in the top quartile of leading international oil and gas producers. Mr. Bryan received a bonus of US$1,000,000 for 1997 performance in recognition of his involvement in major corporate projects accomplished by the Company during 1997. During 1997, Mr. Bryan also received options to purchase 214,000 Ordinary Shares of the Company and options to purchase 500,000 common shares of GIRL.

                                             T. Michael Long
                                             Stanley H. Hartt
                                             Donald F. Mazankowski

FIVE YEAR TOTAL SHAREHOLDER RETURN COMPARISON




                                    [CHART]

                  LIABILITY INSURANCE OF DIRECTORS AND OFFICERS

         Gulf provides directors' and officers' liability insurance covering losses to Gulf for reimbursement of directors and officers, where permitted, and direct indemnity of directors and officers where corporate reimbursement is not permitted by law. The insurance protects Gulf against liability, including costs, subject to standard policy exclusions, which may be incurred by directors and/or officers acting in their capacity as such for Gulf and its subsidiaries. All directors and officers of Gulf and its subsidiaries are covered by the policy on a blanket basis and the amount of insurance applies collectively to all.

         The annual premium in 1997 was $251,150 and was paid entirely by Gulf. No allocation of premium was made to directors as a group or officers as a group. The amount of insurance purchased is U.S. $50 million in any one year for any combination of losses involving corporate reimbursement and/or direct indemnity of directors and officers. Losses are subject to a deductible of U.S. $500,000 for corporate reimbursement with no deductible for indemnification of directors and officers.

         In January 1995, Gulf also purchased a Run-Off Policy for a period commencing January 25, 1995 and expiring on January 25, 2001 to provide director and officer liability insurance in the amount of U.S. $35 million, with a similar deductible and for a premium (paid in 1995) of $1,097,500, for the directors and officers who held their positions on January 25, 1995.

ORDINARY SHARES OWNED BY AGRC

         In 1989, Olympia & York Resources Credit Corp. ("Borrower"), the parent corporation of AGRC, entered into loan agreements with certain lenders (together with their successors and assigns, the "AGRC Lenders"). The Ordinary Shares of Gulf currently owned by AGRC were pledged as collateral for the loans to the Borrower. In 1992, Borrower and certain of its affiliates filed for protection under the CCAA. In 1993, a plan was sanctioned under the CCAA and the AGRC Lenders are free to realize on the pledged Ordinary Shares.

         Based on the most recent Schedule 13D filed with the U.S. Securities and Exchange Commission with respect to the Ordinary Shares owned by AGRC, there are currently four AGRC Lenders which, due to the pledge arrangement, under U.S. Securities law may be deemed to have indirect beneficial ownership of the Ordinary Shares owned by AGRC, which beneficial ownership is expressly disclaimed in the Schedule 13D and are described as follows:

                                                                        Ordinary Shares              Percent
Name of Lender                                                        Beneficially Owned            of Class
--------------                                                        ------------------            --------
Commerzbank International, S.A.                                            6,592,236                  1.89
Credit Lyonnais                                                            3,353,781                  0.96
The Hongkong and Shanghai Banking
Corporation Limited                                                       34,153,658                  9.79
TCW Special Credits Fund V - The
Principal Fund                                                             8,105,801                  2.32
Total                                                                     52,205,476                 14.96


                             SHAREHOLDERS AGREEMENT

         On January 25, 1995, the Company, AGRC and the Participants entered into a shareholders agreement ("Shareholders Agreement") and a registration rights agreement ("Registration Rights Agreement"). In addition, on January 25, 1995, the Participants entered into an agreement among themselves ("Participants Agreement"). Based on information filed with the SEC, AGRC currently owns 52,205,476 (14.96%) Ordinary Shares and the

Participants currently own an aggregate of 42,830,772 (12.28%) Ordinary Shares, or a total of 95,036,248 (27.2%) Ordinary Shares.

         Under the Shareholders Agreement, the parties have agreed that the Board of Directors will be composed of 12 persons. Based on their current holdings of Ordinary Shares,respectively, AGRC will have the right to nominate three directors, the Participants will have the right to nominate three directors, five directors will be independent directors and the CEO shall be the twelfth. AGRC, the Participants and the Company have further agreed that one of the Participants' nominees will be a person selected by The 1818 Fund II, L.P. AGRC and the Participants have agreed to vote for the nominees selected by the other.

         In the Participants' Agreement, the Participants agree that the persons they are entitled to nominate under the Shareholders Agreement shall be selected as follows: (i) the 1818 Fund will have the right to nominate one director as provided in the Shareholder Agreement; (ii) Liberty Mutual Insurance Company ("Liberty") will have the right to nominate the second director which the Participant's are entitled to elect and (iii) the Participants (other than 1818 Fund, Torchmark Corporation and Liberty) will be entitled to nominate the third director.

         Although AGRC and the Participants did not follow the formal notification provisions in the Shareholders Agreement with respect to the election of their respective nominees to the Board of Directors, at the last annual meeting, Mr. Long was identified as the nominee of the 1818 Fund, Mr. Hefner was identified as the nominee of Liberty and Mr. Neldner was the nominee of the other Participants. In addition, Messrs. Hartt, Joudrie, Michell and Robertson were identified as the nominees of AGRC. The remaining directors were nominated as independent directors under the terms of the Shareholders Agreement.

         The Shareholders Agreement and Participants' Agreement also contain provisions granting the parties a right of first refusal and "piggy-back" rights with respect to any Ordinary Shares owned by another party on January 25, 1995 and any not disposed of in accordance with the Shareholders Agreement (such Ordinary Shares owned on January 25,1995 are referred to as "Subject Shares").

         The following table describes the ownership of the Ordinary Shares subject to the Shareholders Agreement:



                                       Total Ordinary
                                     Shares Beneficially            Total Subject
                                           Owned        (1)         Shares Owned (1)
          Name of                --------------------------       ---------------------
       Reporting Person             Number          Percent       Number        Percent
       ----------------          ------------       -------       ------        -------
Torchmark Corporation                935,157         0.27           935,157       0.27

The 1818 Fund II, L.P. (2)        14,257,366         4.08        12,673,214       3.63

Ontario Teachers' Pension
Plan Board                        12,298,242         3.53         7,128,571       2.04

Wand/Gulf Investments
L.P. (3)                           1,791,571         0.51         1,791,571       0.51

Medard Trust (4)                   2,851,473         0.82         2,534,643       0.73

University of Chicago              1,000,000         0.29         1,000,000       0.29

Liberty Mutual Insurance
  Company                          8,556,145         2.45         7,605,462       2.18

Liberty Mutual Fire
  Insurance Company                  950,682         0.27           845,051       0.24

Bonray, Inc.                         190,136         0.05           169,010       0.05

All Participants                  42,830,772        12.27        34,682,679       9.94

(1) All Ordinary Shares owned by a Participant are subject to the voting provisions of the Shareholders Agreement while only Subject Shares, defined as Ordinary Shares owned on January 25, 1885, are subject to the rights of first refusal set forth in such agreement.

(2) BBH & Co. is the general partner of the 1818 Fund. BBH & Co. may be deemed to own beneficially the Ordinary Shares owned by The 1818 Fund. By virtue of the resolution adopted by BBH & Co. designating Mr. Lawrence C. Tucker and Mr. T. Michael Long, or either of them, as the sole and exclusive partners of BBH & Co. having voting power (including the power to vote or direct the vote) and investment power (including the power to dispose or to direct the disposition) with respect to the Ordinary Shares owned by the 1818 Fund, each of Messrs. Long and Tucker may be deemed to own beneficially the shares owned by the 1818 Fund.

(3) Shares indicated as beneficially owned by Wand/Gulf Investments, L.P. may also be deemed to be beneficially owned by Wand (Gulf) Inc., its general partner ("Wand (Gulf)") and Mr. Bruce W. Schnitzer by virtue of Wand
      (Gulf)'s and Mr. Schnitzer's relationship with Wand/Gulf Investments. Mr. Schnitzer, having voting power (including the power to vote or direct the vote) and investment power (including the power to dispose or direct the disposition) with respect to the Ordinary Shares owned by Wand/Gulf Investments, may be deemed to own beneficially the shares owned by Wand/Gulf Investments.

(4) Medard is the record owner of the Ordinary Shares and Warrants which are beneficially owned by Mr. Edmond Tavernier. Mr. Tavernier, as Trust Protector of Medard with sole voting power (including the power to vote or to direct the vote) and sole investment power (including the power to dispose or direct the disposition) over the Ordinary Shares and Warrants owned by Medard, may be deemed to beneficially own the shares owned by Medard. Beneficiaries of Medard may receive dividends on the Ordinary Shares and proceeds of sale of Ordinary Shares and Warrants.

         The Participants and AGRC have agreed to consult on all matters submitted to a vote of shareholders of Gulf under the Canada Business Corporations Act or in accordance with a court order. If either the Participants (as a group) or AGRC does not approve the matter to be voted on, each Participant and AGRC are obligated to vote all Ordinary Shares owned against the matter. If both the Participants (as a group) and AGRC approve the matter to be voted on, the Participants and AGRC can vote on the matter in their discretion.

         The provisions of the Shareholders Agreement relating to voting for directors are subject to certain shareholding thresholds and terminate with respect to the Participants or AGRC, as applicable, upon the earlier of (i) either the Participants or AGRC, applicable, ceasing to own 10% of the outstanding Ordinary Shares and (ii) 10 years following the January 25, 1995 closing date. The provisions dealing with the voting of Ordinary Shares on matters submitted to Shareholders terminate five years following the January 25, 1995 date or, if earlier, when either the Participants or AGRC no longer own 10% of the outstanding Ordinary Shares.

         The Registration Rights Agreement obligates the Company, subject to certain limitations, upon request of AGRC and/or the Participants to register the shares held by them. The selling shareholders under the Registration Rights Agreement are required to pay all costs of the registrations effected under the agreement.

                             APPOINTMENT OF AUDITORS

         Unless it is specified in a proxy that the Ordinary Shares represented therein be withheld from voting on the appointment of auditors, the persons named in the enclosed form of proxy intend to vote the Ordinary Shares represented therein for the appointment of Ernst & Young as auditor of Gulf until the next annual meeting of shareholders following the Meeting, at a remuneration to be fixed by the Board of Directors. Ernst & Young have been auditors of Gulf, either solely or jointly with another auditor, for more than 10 years.

         Representatives of Ernst & Young will be present at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.


                       ADOPTION OF SHAREHOLDER RIGHTS PLAN

         At the Meeting, shareholders will be asked to ratify the Company's Shareholder Rights Plan (the "Rights Plan"), the terms and conditions of which are set out in the Shareholder Rights Plan Agreement (the "Rights Agreement") dated as of February 19, 1998 between the Company and Montreal Trust Company of Canada (the "Rights Agent"). Copies of the Rights Agreement may be obtain from the Corporate Secretary or from the Rights Agent at no charge upon request.

RATIFICATION BY SHAREHOLDERS

         The Rights Plan became effective upon its adoption by the Board of Directors of the Company on February 19, 1998, subject to regulatory approval. The rules of TSE (on which the Ordinary Shares are listed) require that the Company receive ratification of the Shareholder Rights Plan by its shareholders within 180 days following the adoption of the Plan. Under the TSE rules and terms of the Plan adopted pursuant to the TSE rules, the Rights and the Rights Agreement will terminate if the Rights Agreement is not ratified by a majority of the votes cast by Independent Shareholders at the Meeting. An Independent Shareholder is any shareholder, excluding an Acquiring Person, a person making a Takeover Bid and their affiliates or associates or persons acting jointly with them. See Exhibit B for the text of the resolution approving the Rights Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         In adopting the Rights Plan, the Board of Directors considered the appropriateness of establishing a shareholder rights plan and concluded, for the reasons discussed below, that it was in the best interests of the Company and its shareholders to adopt the Rights Plan. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS CONFIRM THE RIGHTS AGREEMENT BY VOTING IN FAVOUR OF THE RESOLUTION TO BE SUBMITTED TO THE MEETING.

PURPOSE OF THE RIGHTS PLAN

         The Rights Plan was adopted by the Company to provide shareholders and the Board of Directors with sufficient time to consider any take-over bid made for the Ordinary Shares of the Company and to allow a reasonable period of time for the Board of Directors to explore and develop alternatives to maximize shareholder value. NEITHER AT THE TIME OF ADOPTION OF THE RIGHTS PLAN NOR AT THE DATE OF THIS MANAGEMENT PROXY CIRCULAR WAS THE BOARD AWARE OF ANY PENDING OR THREATENED TAKE-OVER BID OR OFFER FOR THE ORDINARY SHARES. It was not the intention of the Board in adopting the Rights Plan to secure the continuance in office of the existing members of the Board or to avoid an acquisition of control of the Company in a transaction that is fair and in the best interests of the shareholders. The rights of shareholders under existing law to seek a change in the management of the Company or to influence or promote action of management in a particular manner will not be affected by the Rights Plan. The adoption of the Rights Plan does not affect the duty of the Board of Directors to act honestly and in good faith with a view to the best interests of the Company and its shareholders.

         The Board of Directors believes that under the existing rules relating to take-over bids and tender offers in Canada and the United States there is not sufficient time for the directors to fully assess offers and to explore and develop alternatives for shareholders in the event of an unsolicited take-over bid. Under these rules, a take-over bid must remain open in Canada for a minimum of 21 days and in the United States for a minimum of 20 business days. The time required to consider and complete a change of control transaction for a company of the size and complexity of the Company must be considered from both the perspective of the Company and of potential purchasers. The result is that shareholders may fail, in the absence of the Rights Plan, to realize the maximum value for their shares. Accordingly, the directors believe that the Rights Plan is an appropriate mechanism to ensure that they will be able to discharge their responsibilities to assist shareholders in responding to a take-over bid or tender offer.

         The Board of Directors believes that the Rights Plan will not adversely limit the opportunity for shareholders to dispose of their shares through a take-over bid or tender offer for the Company which provides fair value to all shareholders. The directors will continue to be bound to consider fully and fairly any take-over bid or tender offer for shares of the Company and to discharge that responsibility with a view to the best interests of the Company and its shareholders.

         The provisions of the Rights Plan relating to Permitted Bids, which are described below under "The Rights Plan Permitted Bid", will permit shareholders to tender to a take-over bid or tender offer which is a "Permitted Bid" regardless of the views of the Board of Directors as to the acceptability of the bid or offer. If an acquiror determines not to meet the requirements of a Permitted Bid, the Board of Directors may, through the opportunity to negotiate with the acquirer, be able to influence the fairness of the terms of the take-over bid or tender offer.

         Shareholder rights plans have been adopted by a large number of publicly held corporations in Canada and the United States. The terms of the Rights Plan, set forth in the Rights Agreement, are substantially similar to those recently adopted by other major Canadian corporations.

                                 THE RIGHTS PLAN

         The following is a summary description of the general operation of the Rights Plan. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TEXT OF THE RIGHTS AGREEMENT.

         Capitalized terms used below but not defined below have the meanings ascribed to them in the Rights Agreement.

THE RIGHTS

         The Rights were issued pursuant to the Rights Agreement between the Company and the Rights Agent. Each Right entitles the registered holder thereof to purchase from the Company on the occurrence of certain events, one Ordinary Share at the price of $75 per share, subject to adjustments (the "Exercise Price"). However, if a Flip-in Event occurs, each Right would then entitle the registered holder to receive, upon payment of the Exercise Price, that number of Ordinary Shares that have a market value at the date of that occurrence equal to twice the Exercise Price. The Rights are not exercisable until the Separation Time. The Rights expire on the termination of the annual meeting of shareholders of the Company in the year 2001 unless earlier terminated by the Board.

OVERVIEW OF THE RIGHTS PLAN

         The Rights Plan utilizes the mechanism of the Permitted Bid to ensure that a person seeking control of the Company allows shareholders and the Board sufficient time to evaluate the bid. The purpose of the Permitted Bid is to allow a potential bidder to avoid the dilutive features of the Rights Plan by making a bid in conformity with the conditions specified in the Permitted Bid provisions. If a person makes a Take-over Bid that is a Permitted Bid, the Rights Plan will not affect the transaction in any respect.

         The Rights Plan should not deter a person seeking to acquire control of the Company if that person is prepared to make a Take-over Bid pursuant to the Permitted Bid requirements or is prepared to negotiate with the Board of Directors. Otherwise, a person will likely find it impractical to acquire 20% or more of the outstanding Ordinary Shares because the Rights Plan will substantially dilute the holdings of a person or group that seeks to acquire such an interest other than by means of a Permitted Bid or on terms approved by the Board of Directors. When a person or group or their transferees become an Acquiring Person, the Rights Beneficially Owned by those persons become void thereby permitting their holdings to be diluted. The possibility of such dilution is intended to encourage such a person to make a Permitted Bid or to seek to negotiate with the Board the terms of an offer which is fair to all shareholders.

TRADING OF RIGHTS

         Until the Separation Time, the Rights will be evidenced only by outstanding Ordinary Share certificates. The Rights Plan provides that, until the Separation Time, the Rights will be transferred with and only with the associated Ordinary Shares. Until the Separation Time, or earlier termination or expiration of the Rights, each new share certificate issued after the Record Time, upon transfer of existing Ordinary Shares or the issuance of additional Ordinary Shares, will display a legend incorporating the terms of the Rights Agreement by reference. As soon as practicable following the Separation Time, separate certificates evidencing the Rights (the "Rights Certificates") will be mailed to the holders of record of Ordinary Shares as of the close of business at the Separation Time, and thereafter the Rights Certificates alone will evidence the Rights.

SEPARATION TIME

         The Rights will separate and trade apart from the Ordinary Shares after the Separation Time. Separation Time means the close of business on the tenth business day after the earlier of (i) the first date (the "Stock Acquisition Date") of public announcement of facts indicating that a person has become an Acquiring Person, (ii) the commencement of, or first public announcement of the intent of any person, other than the Company or any corporation controlled by the Company, to commence a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid or a Take-over Bid in respect of which the Board of Directors has determined to waive the application of the Rights Plan) or (iii) the date upon which a Permitted Bid ceases to be a Permitted Bid or, in any circumstances, such earlier or later date as may be determined by the Board, acting in good faith.

ACQUIRING PERSON AND FLIP-IN EVENT

         An Acquiring Person is, generally, a person who beneficially owns 20% or more of the outstanding Ordinary Shares of the Company. Holders of 20% or more of the outstanding Ordinary Shares as at the date of the Rights Agreement are grandfathered provided that such person shall not thereafter acquire an additional 1.0% of the outstanding Ordinary Shares from time to time except pursuant to certain permitted exceptions. The

Rights Agreement provides certain other exceptions to that rule, including a person who acquires 20% or more of the outstanding Ordinary Shares through a Permitted Bid Acquisition, an Exempt Acquisition or in its capacity as an Investment Manager, Trust Company or Plan Trustee, provided in these latter instances that the person is not making or proposing to make a Take-over Bid. The term Acquiring Person does not include the Company or any corporation controlled by the Company. If a person becomes an Acquiring Person (a "Flip-in Event"), each Right will generally convert into the right to purchase from the Company, upon exercise, a number of Ordinary Shares having an aggregate Market Price on the date of the Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price. Holders of Rights who do not exercise their Rights upon the occurrence of a Flip-in Event may therefore suffer substantial dilution.

PERMITTED BID

         A Flip-in Event does not occur if a Take-over Bid is a Permitted Bid. A Permitted Bid is a Take-over Bid, made by means of a take-over bid circular, which also:

         (i) is made to all registered holders of Ordinary Shares (other than the Offeror);

         (ii) contains, and the take-up and payment for Ordinary Shares tendered or deposited is subject to, an irrevocable and unqualified condition that no Ordinary Shares will be taken up or paid for pursuant to the Take-over Bid prior to the close of business on a date which is not less than 45 days following the date of the Take-over Bid;

         (iii)    contains irrevocable and unqualified provisions that:

                  (a) unless the Take-over Bid is withdrawn, all Ordinary Shares may be deposited pursuant to the Take-over Bid at any time prior to the close of business on the date of first take-up or payment for Ordinary Shares under the bid and that all Ordinary Shares deposited pursuant to the Take-over Bid may be withdrawn at any time prior to the close of business on such date;

                  (b) more than 50% of the outstanding Ordinary Shares held by persons, other than the Offeror, its Affiliates or Associates and persons acting jointly or in concert with the Offeror (the "Independent Shareholders"), determined as at the date of first take-up or payment for Ordinary Shares under the Take-over Bid, must be deposited to the Take-over Bid and not withdrawn at the close of business on the date of first take-up or payment for Ordinary Shares; and

                  (c) in the event that more than 50% of the then outstanding Ordinary Shares held by Independent Shareholders shall have been deposited to the Take-over Bid, the Offeror will make public announcement of that fact and the Take-over Bid will be extended on the same terms for a period of not less than 10 business days from the date of such public announcement.

         The Rights Plan also provides for a "Competing Permitted Bid", which is a Take-over Bid made during the currency of another Permitted Bid that satisfies all of the requirements of a Permitted Bid except that, provided it is outstanding for a minimum period of 21 days, it may expire on the same date as the initial Permitted Bid.

TAKE-OVER BID

         A Take-over Bid is defined in the Rights Plan as an offer to acquire Ordinary Shares or securities convertible into Ordinary Shares, where the Ordinary Shares subject to the offer to acquire, together with the Ordinary Shares into which the securities subject to the offer to acquire are convertible, and the Offeror's Securities, constitute in the aggregate 20% or more of the outstanding Ordinary Shares at the date of the offer.

WAIVER AND REDEMPTION

         The Board of Directors of the Company may, prior to a Flip-in Event, waive the dilutive effects of the Rights Plan in respect of a particular Flip-in Event that would result from a Take-over Bid made by way of a take-over bid circular to all holders of Ordinary Shares. In such case, such waiver would be deemed also to be waiver, on the same terms and conditions, in respect of any other Flip-in Event which occurs by reason of another Take-over Bid made prior to the expiry of the Take-over Bid for which the initial waiver was given. The Board of Directors of the Company may also waive the Rights Plan in respect of a particular Flip-in Event that has occurred through inadvertence, provided that the Acquiring Person that inadvertently triggered such Flip-in Event reduces its beneficial holdings to less than 20% of the outstanding Ordinary Shares. Subject to the prior consent of the holders of Ordinary Shares or of Rights, at any time prior to the occurrence of a Flip-in Event, the Board of Directors may at its option redeem all, but not less than all, of the outstanding Rights at a nominal value.

                            PROPOSALS BY SHAREHOLDERS

         Shareholders desiring to submit proposals at an annual meeting must comply with applicable provisions of the Canada Business Corporations Act. Shareholders may present proposals for inclusion in management's proxy circular to be mailed in connection with the annual meeting of shareholders in 1999 provided that such proposals are received in the Company's principal executive office on or before November 26, 1998 and that proposals are required by the applicable terms of the U.S. Securities Exchange Act of 1934 or Canada Business Corporations Act to be included in the Company's proxy circular.


                COMPLIANCE WITH SECTION 16 OF THE U.S. SECURITIES
                              EXCHANGE ACT OF 1934

         Section 16 of the U.S. Securities Exchange Act of 1934 ("Exchange Act") requires that each director and executive officer and certain shareholders file certain forms with the Commission reporting their beneficial ownership of Ordinary Shares. A company which is a "foreign private issuer" as defined in the Exchange Act is not subject to the provisions of Section 16. During 1997, the Company was a foreign private issuer, except for three weeks. Based solely on records available to the Company, it appears that each director and executive officer of the Company complied with its reporting obligations under Section 16, other than Mr. Michell who failed to file an initial Report on Form 3 within the time required by the Exchange Act. All directors and officers of Gulf have complied with all Canadian insider trading reporting obligations and the information is publicly available.

                               DIRECTORS' APPROVAL


The contents and sending of this Proxy Circular have been approved by the Directors of the Company.



                                                  GULF CANADA RESOURCES LIMITED


                                                  /s/ Craig S. Glick

                                                  Craig S. Glick
                                                  Secretary

Calgary, Alberta
March 9, 1998

                                  SCHEDULE "A"
                              CORPORATE GOVERNANCE


         The Toronto Stock Exchange Committee on Corporate Governance in Canada has issued a series of proposed guidelines (the "TSE Guidelines") for effective corporate governance. The TSE Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and education of board members.

         Gulf's Board of Directors and senior management consider good corporate governance to be central to the effective and efficient operation of Canadian corporations and have addressed the TSE Guidelines below.

         An "unrelated" director for the purposes of the TSE Guidelines is a director who is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act in the best interests of the Company, other than interests arising from shareholding. In defining an unrelated director, the TSE Guidelines placed emphasis on the ability of a director to exercise objective judgment, independent of management. The TSE Guidelines also made an informal distinction between inside and outside directors. The TSE Guidelines considers an inside director a director who is an officer or employee of the Company or any of its affiliates.

         The composition of Gulf's Board of Directors may be impacted by the Shareholder Agreement, which provides that AGRC and the Participants may each nominate and support each other in voting for a certain number of directors, depending on the percentage of outstanding Ordinary Shares held by that party. As between AGRC and the Participants, the Shareholders Agreement provides that at present shareholding levels, at the 1998 Annual and Special Meeting of Shareholders, each shall be entitled to nominate three directors, with the remaining six to be comprised of the Chief Executive Officer and five independent directors (chosen by a committee composed of one Participant nominee, one AGRC nominee and one independent director).

         Gulf does not provide formal education programs for new directors, but does provide such orientation and information as individual directors may request. All directors, notwithstanding the manner in which they were nominated, are required to act in the best interests of the Company.

         Gulf's Board of Directors has three committees, an Executive Committee, a Compensation and Pension Committee, as well as an Audit Committee. All members of committees are non-management directors and a majority of all members are unrelated, as required by the TSE Guidelines. Gulf believes that the size of its Board is sufficiently small that certain matters that might otherwise be delegated to committees can be dealt with effectively by the entire Board, such as the consideration of environmental and corporate governance issues. Gulf therefore does not have a committee specifically responsible for such issues. The Compensation Committee has reviewed the compensation of the directors in light of their risks and responsibilities, as required by the TSE Guidelines.
As a result of the review, each director was granted stock options pursuant to Gulf's Incentive Stock Option Plan (1994) and options of Gulf Indonesia Resources Limited to more closely align the interests of the directors with those of Gulf's shareholders. In addition, Gulf's Board of Directors has the ability to function independently of management and has the ability to engage outside advisors, at the Company's expense, should the Board of Directors or individual directors so wish, as specified in the TSE Guidelines.

         Gulf's Board of Directors is responsible under applicable law for the management of the business and affairs of the Company. The Board retains all powers which are not expressly delegated to management. In connection with the delegation of power to management, the Board, as suggested in the TSE Guidelines, explicitly retains the power to, and does, consider such matters as the appointment and monitoring of senior management (although not the training of senior management), short and long term strategic planning, and general oversight of risk management strategies. The Board has also established the position of internal auditor, who reports directly to the Audit Committee of the Board, to monitor internal controls and management information systems. In connection with the review by the Board of strategic planning matters, the Board approves the corporate objectives of the Chief Executive Officer and senior management, also as suggested by the TSE Guidelines.

                                   SCHEDULE B

                                   RESOLUTION
                        SHAREHOLDER RIGHTS PLAN AGREEMENT


BE IT RESOLVED THAT:

1. The Shareholder Rights Plan Agreement made as of February 19, 1998 between Gulf Canada Resources Limited (the "Company") and Montreal Trust Company of Canada, as Rights Agent, as may be amended pursuant to its terms, be and the same is hereby ratified.

2. Any director or officer of the Company be and is hereby authorized, for and on behalf of the Company, to execute (whether under the corporate seal of the Company or otherwise) and deliver such other documents and instruments and take such other actions as such director or officer may determine to be necessary or advisable to implement this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such actions.

                          GULF CANADA RESOURCES LIMITED
                   ANNUAL AND SPECIAL MEETING, APRIL 29, 1998

                                      PROXY

         The undersigned shareholder of Gulf Canada Resources Limited (the "Company") hereby appoints Richard H. Auchinleck, President and Chief Executive Officer, or failing him, Craig S. Glick, Senior Vice President, Corporate and Chief Financial Officer and Secretary, or instead of either of the foregoing, __________________________________________________ as the nominee of the undersigned to attend and act for and on behalf of the undersigned at the ANNUAL AND SPECIAL MEETING OF THE COMPANY TO BE HELD ON APRIL 29, 1998 (the "Meeting"), and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned was personally present at the said Meeting or such adjournment or adjournments thereof and, without limiting the generality of the authorization and power hereby given, the said nominee is specifically directed to vote the Ordinary Shares registered in the name of the undersigned at the Meeting,

_____    FOR the election as directors of all nominees listed below (except as marked to the contrary below)

                                       or

_____    WITHHOLD FROM VOTING for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW).

         R. H. Allen, R. H Auchinleck, S. H. Hartt, R.H. Hefner, Jr., H. E. Joudrie, T.M. Long, D. F. Mazankowski, A. H. Michell, H.M. Neldner, W. O'Donoghue, R.N. Robertson, [to be named]

_____    FOR the appointment of Ernst & Young as auditors, with remuneration to be fixed by the directors.

                                       or

_____    WITHHOLD FROM VOTING on the appointment of Ernst & Young as auditors, with remuneration to be fixed by the directors.

_____    FOR the ratification of the Shareholder Rights Plan as described in the accompanying Management Proxy Circular.

                                       or

_____    AGAINST the ratification of the Shareholder Rights Plan as described in the accompanying Management Proxy Circular.

                                        THIS PROXY IS SOLICITED BY AND ON BEHALF
                                        OF THE MANAGEMENT OF THE COMPANY AT THE
                                        DIRECTION OF THE BOARD OF DIRECTORS.
                                        This proxy confers discretionary
                                        authority with respect to amendments to
                                        matters identified in the Notice of
                                        Annual and Special Meeting of
                                        Shareholders or other matters which may
                                        properly come before the Meeting or any
                                        adjournment thereof. This proxy also
                                        authorizes the replacement of any
                                        nominee identified above for election to the Board of Directors if such nominee is unable to serve or will not serve. Management knows of no such amendments, other matters or anticipated replacements as at the date hereof. The Ordinary Shares represented by this proxy, if appointing the persons designated as nominees above, will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, where the person whose proxy is solicited specifies a choice with respect to any matter to be voted upon, the Ordinary Shares shall be voted in accordance with the specification so made. IF NO CHOICE IS SPECIFIED, THE ORDINARY SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS ,"FOR" THE APPOINTMENT OF ERNST & YOUNG AS AUDITORS, WITH REMUNERATION TO BE FIXED BY THE DIRECTORS AND "FOR" THE RATIFICATION OF THE SHAREHOLDER RIGHTS PLAN.

                                             A SHAREHOLDER HAS THE RIGHT TO
                                        APPOINT A PERSON (WHO NEED NOT BE A
                                        SHAREHOLDER OF THE COMPANY) OTHER THAN
                                        THE PERSONS DESIGNATED AS NOMINEES ABOVE
                                        TO ATTEND AND ACT FOR AND ON BEHALF OF
                                        SUCH SHAREHOLDER AT THE MEETING AND MAY
                                        EXERCISE SUCH RIGHT BY INSERTING THE
                                        NAME OF SUCH PERSON IN THE BLANK SPACE
                                        PROVIDED ABOVE.

                                             This proxy must be executed by the
                                        shareholder or an attorney authorized in writing or, if the shareholder is a corporation, its corporate seal must be affixed or this form of proxy must be signed by an officer or attorney thereof duly authorized indicating the capacity under which such officer or attorney is signing.

                                        Dated
                                              ----------------------------------
                                              (if undated, the proxy will be
                                              deemed to bear the date on which
                                              it was mailed to the shareholder)


                                        Signature
                                                  ------------------------------

                                              (please sign, date and mail
                                              promptly in the enclosed envelope)

                                        Signature of Co-owner
                                                              ------------------

                                             TO BE EFFECTIVE, PROXIES MUST BE
                                        RECEIVED BEFORE 4:30 P.M. (CALGARY TIME)
                                        ON APRIL 28, 1998, BY MONTREAL TRUST
                                        COMPANY OF CANADA, 600, 530 8TH AVENUE
                                        S.W., CALGARY, ALBERTA, T2P 3S8, OR BE
                                        DEPOSITED WITH THE CHAIRMAN OF THE
                                        MEETING PRIOR TO THE COMMENCEMENT OF THE
                                        MEETING. PROXIES MAY BE REVOKED AT ANY
                                        TIME PRIOR TO THEIR USE.